ARTICLES OF AMENDMENT of THE JAPAN FUND, INC. is incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 36 to the Registration Statement as filed with the SEC on December 23, 2008 (SEC Accession No.
0001193125-08-259599).